SECOND AMENDMENT
TO THE
TXNM ENERGY, INC.
2024 OFFICER ANNUAL INCENTIVE PLAN
PNM Resources, Inc. previously adopted the 2024 Officer Annual Incentive Plan (the “Plan”). The Plan has been amended on one prior occasion. Effective as of August 2, 2024, PNM Resources, Inc. was changed its name to TXNM Energy, Inc. (the “Company”). By this instrument, the Company desires to amend the Plan as set forth below.
1.This Second Amendment shall be effective as of December 3, 2024.
2.Table 3 (Awards Levels Table) of Attachment A to the Plan is hereby amended and restated to read as attached as Exhibit 1 hereto.
3.This Second Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended shall be considered in full force and effect. Notwithstanding the foregoing, this Second Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Second Amendment.
IN WITNESS WHEREOF, the Company has caused this Second Amendment to be executed by its duly authorized representative on this 18 day of December, 2024.
TXNM ENERGY, INC.

By:    /s/ Brian G. Iverson
Brian G. Iverson
General Counsel, Senior Vice President Regulatory and Public Policy, and Corporate Secretary

4897-3977-4723.3

Exhibit 1

Award Levels Table
(Table 3)

Award Levels	Threshold	Target	Maximum
CEO	57.5%	115%	230%
Mr. Tarry	35% from January 1, 2024 through June 30, 2024; 37.5% from July 1, 2024 through December 2, 2024; and 45% from December 3, 2024 through end of Performance Period	70% from January 1, 2024 through June 30, 2024; 75% from July 1, 2024 through December 2, 2024; and 90% from December 3, 2024 through end of Performance Period	140% from January 1, 2024 through June 30, 2024; 150% from July 1, 2024 through December 2, 2024; and 180% from December 3, 2024 through end of Performance Period
General Counsel, Senior Vice President Regulatory and Public Policy	35%	70%	140%
Ms. Eden	30% from January 1, 2024 through June 30, 2024 and 32.5% from July 1, 2024 through end of Performance Period	60% from January 1, 2024 through June 30, 2024 and 65% from July 1, 2024 through end of Performance Period	120% from January 1, 2024 through June 30, 2024 and 130% from July 1, 2024 through end of Performance Period
All other SVPs	27.5%	55%	110%
VP, NM Operations (as of April 27, 2024) and VP, Human Resources	25%	50%	100%
All other VPs	22.5%	45%	90%

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